                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 6, 1997

                          MOBILEMEDIA COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

       Delaware                      0-26320                    22-3253006
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)

      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant
                         Not Applicable.

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable.

          Item 3.   Bankruptcy or Receivership
                         Not Applicable

          Item 4.   Changes in Registrant's Certifying Accountant
                         Not Applicable.

          Item 5.   Other Events.
                         On June 9, 1997, MobileMedia Corporation issued the press release attached hereto as Exhibit 99.1, all of the terms of which are incorporated by reference herein.

                         On June 6, 1997, the Federal Communications
         Commission (the "FCC") issued the order attached hereto as
         Exhibit 99.2, all of the terms of which are incorporated by reference herein.

          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA COMMUNICATIONS, INC.
                                             a Delaware corporation

          Date: June 9, 1997                 By:  /s/ Santo J. Pittsman
                                                  ---------------------
                                                  Santo J. Pittsman
                                                  Senior Vice President and
                                                  Chief Financial Officer

                              EXHIBIT INDEX


Exhibit                                                         Page
-------                                                         ----

Exhibit 99.1 --  Press Release

Exhibit 99.2 --  FCC Order